SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                      February 28, 2003

Systemax Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-13792 (Commission File number)	11-3262067 (I.R.S. Employe Identification No.)

11 Harbor Park Drive, Port Washington, New York 11050
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (516) 608-7000

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

1.	Press release issued on February 28, 2003

Item 9. Regulation FD Disclosure.

          The press release regarding Fourth Quarter and Year-End 2002 financial results attached as Exhibit 1 was issued by the Company on February 28, 2003.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 3, 2003	SYSTEMAX INC. By: /s/ Steven M. Goldschein Steven M. Goldschein Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number 1	Description Of Exhibit Press release issued on February 28, 2003	Page 4